[Logo] MFS(R)                                                      ANNUAL REPORT
INVESTMENT MANAGEMENT                                         SEPTEMBER 30, 2000
We Invented the Mutual Fund(R)


                               [graphic omitted]


                             MFS(R) INTERNATIONAL
                             STRATEGIC GROWTH FUND

                             MFS(R) INTERNATIONAL
                             VALUE FUND

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL VALUE FUND

TRUSTEES                                          SECRETARY
J. Atwood Ives+ -- Chairman and Chief             Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                    ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway
& Barnes (attorneys)                              CUSTODIAN
                                                  State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of             AUDITORS
Business Administration                           Ernst & Young LLP

Charles W. Schmidt+ -- Private Investor           INVESTOR INFORMATION
                                                  For information on MFS mutual funds, call your
Arnold D. Scott* -- Senior Executive Vice         investment professional or, for an information kit,
President, Director, and Secretary,               call toll free: 1-800-637-2929 any business day
MFS Investment Management                         from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                  message anytime).
Jeffrey L. Shames* -- Chairman and Chief
Executive Officer, MFS Investment Management      INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Elaine R. Smith+ -- Independent Consultant        P.O. Box 2281
                                                  Boston, MA 02107-9906
David B. Stone+ -- Chairman
North American Management Corp.                   For general information, call
(investment adviser)                              1-800-225-2606 any business day from 8 a.m.
                                                  to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company          For service to speech- or hearing-impaired, call
500 Boylston Street                               toll free: 1-800-637-6576 any business day from
Boston, MA 02116-3741                             9 a.m. to 5 p.m. Eastern time. (To use this
                                                  service, your phone must be equipped with a
DISTRIBUTOR                                       Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                               For share prices, account balances, exchanges,
Boston, MA 02116-3741                             or stock and bond outlooks, call toll free:
                                                  1-800-MFS-TALK (1-800-637-8255) anytime
CHAIRMAN AND PRESIDENT                            from a touch-tone telephone.
Jeffrey L. Shames*
                                                  WORLD WIDE WEB
PORTFOLIO MANAGERS                                www.mfs.com
David R. Mannheim*
Frederick J. Simmons*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o  face-to-face contact with senior management as well as frontline workers
    o  analysis of the company's financial statements and balance sheets
    o  contact with the company's current and potential customers
    o  contact with the company's competitors
    o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

International Strategic Growth Fund

Dear Shareholders,
For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 18.63% and Class I shares 18.59%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 3.42% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.81%.

The fund's investment objective is capital appreciation through investing mainly in stocks of companies whose principal activities are outside the United States. The fund invests in companies of any size but generally invests in established foreign companies that we believe offer prospects for sustainable, above-average growth in earnings or cash flow. The fund may also invest in emerging market companies although we have been cautious on emerging markets and our holdings in that area tend to be minimal. Because the fund is managed from the bottom up, we buy stocks regardless of where a company is located. Therefore, our relative country or regional weightings versus the MSCI EAFE Index are merely the byproducts of MFS Original Research(R) finding companies that we believe offer above-average earnings growth or cash flow and are trading at attractive valuations.

The fund's outperformance over the past 12 months was due to a combination of strong stock selection and broad sector diversification. Some of our best performers early in the period were technology, media, and telecommunications stocks, including Japanese companies Canon and NTT, and German television broadcaster ProSieben. Beginning last March, however, we witnessed a market rotation that tended to favor more defensive, steady-earner, slower-growth areas such as pharmaceuticals, financial services, and energy. Portfolio holdings that benefited strongly from that environment included pharmaceutical companies Chugai Pharmaceutical (Japan), Sanofi-Synthelabo (France), and Akzo Nobel (Netherlands); financial services companies HSBC Holdings (Great Britain) and QBE Insurance (Australia); and energy services firm Anderson Exploration (Canada).

     Respectfully,

 /s/ David R. Mannheim
     David R. Mannheim
     Portfolio Manager

International Value Fund

Dear Shareholders,
For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 14.22% and Class I shares 13.80%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare over the same period to a 3.42% return for the fund's benchmark, MSCI EAFE Index. During the same period, the average international fund tracked by Lipper Inc., returned 10.81%.

The fund's investment objective is capital appreciation through investing primarily in stocks of companies whose principal activities are outside the United States. Specifically, the fund focuses on established foreign companies, many of which pay current dividends and whose stocks we believe are undervalued.

Early in the year, we made a couple of well-timed tactical moves that turned out to be beneficial to the fund's performance relative to its benchmark. As technology, media, and telecommunications (TMT) stocks appeared to be reaching expensive valuations in March of this year, we became wary of the ability of many of these TMT stocks to meet the aggressive earnings growth that many investors were factoring into stock prices. It seemed to us that competition was very tough and capacity was nearing saturation levels, especially in the telecommunications industry. As a result, we reduced our positions in companies such as Vodafone, Telefonica, and KPN. These companies produced exceptional results for the fund last year and during the first quarter of 2000, so we felt it was time to reduce our positions.

Another factor that aided the fund's results was our decision to buy a broad range of stocks in the financial services and consumer products sectors. Within financial services we concentrated on large multiline insurance providers and asset management companies such as QBE Insurance and American International. In addition, as TMT stocks were soaring during the first quarter of this year, old economy stocks such as banks were at what we believed to be very attractive valuations given their growth outlooks. In our view, the fundamental business prospects were dramatically improving for banks such as San Paolo Imi, Standard Chartered, and HSBC Holdings. Fortunately, investors started to recognize these improving fundamentals, and many of our financial services holdings produced strong results this year.

Consumer products companies offer another example of stocks that did not participate in the strong market we experienced over the past few years but that have performed well this year. Stocks such as Nestle, Anheuser Busch, and Diageo remained at what we believed were very undervalued levels despite their strong brands and favorable earnings outlooks. As the market rotated assets out of many TMT stocks this year, our holdings in consumer products companies benefited.

Despite some mixed signals from the global economy, we continue to see a number of favorable themes that fuel our optimism regarding international investing. Demographic shifts such as aging populations in Europe, Japan, and the United States are contributing to the rise in retirement planning and resulting in the growing popularity of equity investing. We're also encouraged by the ongoing acceleration in capital equipment spending, which we believe signifies the continued improvement in business confidence in many economies. In terms of structural reforms, we're finding a broad range of companies that are moving to increase efficiencies and profitability by reducing costs. Many are also forging strategic alliances with domestic and international companies to boost profitability.

While uncertainties may persist regarding the pace of global economic growth, we believe investors will continue to shift their attention away from the momentum-driven environment of last year to one driven by fundamentals. In this environment, selectivity and bottom-up research become increasingly important in finding companies that could deliver strong earnings growth.

     Respectfully,

 /s/ Frederick J. Simmons

     Frederick J. Simmons
     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund in comparison to various market indicators. Performance results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2000. Index information is from October 1, 1997.)

             MFS International
             Strategic Growth
              Fund - Class A         MSCI EAFE Index
--------------------------------------------------------------------------------
10/97            $ 9,525               $10,000
 9/98              9,220                 9,192
 9/99             13,257                12,070
 9/00             15,727                12,484

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +18.63%           +65.11%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +18.63%           +18.36%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +12.99%           +16.44%
-------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +18.59%           +65.54%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +18.59%           +18.46%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Average international fund**                          +10.81%           + 8.26%
-------------------------------------------------------------------------------
MSCI EAFE Index+                                      + 3.42%           + 7.67%
-------------------------------------------------------------------------------
(+) Average annual rates of return.
  * For the period from the commencement of the fund's operations, October 9, 1997, through September 30, 2000.
    Index information is from October 1, 1997.
 ** Source: Lipper Inc.
  + Source: Standard & Poor's Micropal, Inc.

MFS(R) INTERNATIONAL VALUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2000. Index information is from October 1, 1997.)

             MFS International
                Value Fund
                 - Class A          MSCI EAFE Index
--------------------------------------------------------------------------------
9/97             $ 9,525               $10,000
9/98               9,973                 9,192
9/99              12,966                12,070
9/00              14,810                12,484

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +14.22%           +55.48%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +14.22%           +15.99%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    + 8.80%           +14.11%
-------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +13.80%           +55.02%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +13.80%           +15.87%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Average international fund**                          +10.81%           + 8.26%
-------------------------------------------------------------------------------
MSCI EAFE Index+                                      + 3.42%           + 7.67%
-------------------------------------------------------------------------------
(+) Average annual rates of return.
  * For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 2000.
    Index information is from October 1, 1997.
 ** Source: Lipper Inc.
  + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - September 30, 2000

MFS INTERNATIONAL STRATEGIC GROWTH FUND

Stocks - 96.1%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 94.0%
  Australia - 1.8%
    QBE Insurance Group Ltd. (Insurance)                    4,945   $   23,430
------------------------------------------------------------------------------
  Bermuda - 0.4%
    FLAG Telecom Holdings Ltd. (Telecommunications)*          500   $    5,500
------------------------------------------------------------------------------
  Brazil - 1.6%
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace
      and Defense)*                                           660   $   20,460
------------------------------------------------------------------------------
  Canada - 3.0%
    Anderson Exploration Ltd. (Oils)*                         440   $    9,607
    BCE, Inc. (Telecommunications)                            925       21,517
    Nortel Networks Corp. (Telecommunications Equipment)      142        8,514
    Stuart Energy Systems Corp. (Energy)*                      30          518
                                                                    ----------
                                                                    $   40,156
------------------------------------------------------------------------------
  Finland - 2.1%
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)    774   $   27,685
------------------------------------------------------------------------------
  France - 11.2%
    Alcatel (Telecommunications Equipment)                    310   $   19,854
    Aventis S.A. (Medical and Health Products)                215       16,144
    Bouygues (Media, Telecom, and Construction
      Conglomerate)                                           480       24,212
    Bouygues Offshore S.A. (Oil Services)                     410       21,370
    Sanofi-Synthelabo S.A. (Medical and Health Products)      585       31,473
    Technip S.A. (Construction)                               160       22,332
    Total S.A., "B" (Oils)                                     90       13,182
                                                                    ----------
                                                                    $  148,567
------------------------------------------------------------------------------
  Germany - 4.0%
    Hornbach Holding AG - Preferred (Retail)                  210   $    9,647
    Prosieben Media AG, Preferred (Entertainment)             380       43,472
                                                                    ----------
                                                                    $   53,119
------------------------------------------------------------------------------
  Japan - 24.5%
    Canon, Inc., ADR (Special Products and Services)        1,170   $   51,773
    Chugai Pharmaceutical Co. Ltd. (Medical and
      Health Products)                                      2,000       36,409
    Fast Retailing Co. (Retail)                               200       40,805
    Hitachi Ltd. (Electronics)                              3,000       34,888
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                      2       57,498
    Pioneer Corp., ADR (Electronics)*                         330       13,613
    Shionogi & Co., Ltd. (Medical and Health Products)      1,000       18,687
    Sony Corp. (Electronics)                                  300       30,492
    Tokyo Broadcasting System, Inc. (Entertainment)         1,000       40,341
                                                                    ----------
                                                                    $  324,506
------------------------------------------------------------------------------
  Mexico - 1.5%
    Grupo Television S.A. de C.V., GDR (Entertainment)*       350   $   20,191
------------------------------------------------------------------------------
  Netherlands - 10.7%
    Akzo Nobel N.V. (Chemicals)                             1,600   $   67,562
    ING Groep N.V. (Financial Services)                       237       15,803
    KPN N.V. (Telecommunications)*                            610       13,299
    Libertel N.V. (Cellular Telecommunications)*            1,130       13,676
    Philips Electronics N.V. (Electronics)                    717       30,891
                                                                    ----------
                                                                    $  141,231
------------------------------------------------------------------------------
  Norway - 4.2%
    P4 Radio Hele Norge ASA (Broadcasting)                  6,300   $   34,732
    Smedvig ASA (Oil Services)                              1,040       20,411
                                                                    ----------
                                                                    $   55,143
------------------------------------------------------------------------------
  Portugal - 1.0%
    Telecel - Comunicacoes Pessoais, S.A.
     (Telecommunications)                                   1,040   $   13,055
------------------------------------------------------------------------------
  Singapore - 4.7%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)        6,142   $   28,612
    Overseas-Chinese Banking Corp. Ltd.
      (Banks and Credit Cos.)                               3,000       18,979
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                           1,000       15,010
                                                                    ----------
                                                                    $   62,601
------------------------------------------------------------------------------
  Sweden - 2.4%
    Micronic Laser Systems AB (Electronics)*                  290   $    8,812
    Saab AB, "B" (Aerospace)                                2,800       22,289
                                                                    ----------
                                                                    $   31,101
------------------------------------------------------------------------------
  Switzerland - 4.9%
    Novartis AG (Medical and Health Products)                  27   $   41,469
    Synthes-Stratec, Inc. (Medical and Health Products)*       34       22,712
                                                                    ----------
                                                                    $   64,181
------------------------------------------------------------------------------
  United Kingdom - 16.0%
    AstraZeneca Group PLC (Medical and Health Products)       470   $   24,698
    BP Amoco PLC (Oils)                                     1,610       14,332
    Carlton Communications PLC (Broadcasting)               1,850       14,444
    Diageo PLC (Food and Beverage Products)                 3,033       27,111
    HSBC Holdings PLC (Banks and Credit Cos.)               2,000       28,450
    Reckitt Benckiser PLC (Consumer Goods and Services)     1,340       16,377
    Royal Bank of Scotland PLC (Banks and Credit Cos.)        700       14,781
    Standard Chartered PLC (Banks and Credit Cos.)          1,320       19,226
    Vodafone Group PLC (Telecommunications)                14,101       52,649
                                                                    ----------
                                                                    $  212,068
------------------------------------------------------------------------------
Total Foreign Stocks                                                $1,242,994
------------------------------------------------------------------------------
U.S. Stocks - 2.1%
  Telecommunications - 2.1%
    NTL, Inc.*                                                520   $   24,082
    Voicestream Wireless Corp.*                                30        3,482
------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   27,564
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,143,902)                          $1,270,558
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,143,902)                     $1,270,558

Other Assets, Less Liabilities - 3.9%                                   52,201
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,322,759
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - September 30, 2000

MFS INTERNATIONAL VALUE FUND

Stocks - 94.4%
------------------------------------------------------------------------------
ISSUER                                                       SHARES      VALUE
------------------------------------------------------------------------------
Foreign Stocks - 69.9%
  Australia - 3.6%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                                1,276   $  9,176
    Broken Hill Proprietary Co. Ltd. (Mining)                   500      5,185
    QBE Insurance Group Ltd. (Insurance)                      4,287     20,312
                                                                      --------
                                                                      $ 34,673
------------------------------------------------------------------------------
  Brazil - 1.0%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                                   310   $  9,610
------------------------------------------------------------------------------
  Canada - 3.8%
    BCE, Inc. (Telecommunications)                              130   $  3,039
    Canadian National Railway Co. (Railroads)                   360     10,552
    Manitoba Telecom Services (Telecommunications)              300      6,023
    Nortel Networks Corp. (Telecommunications Equipment)        284     16,916
                                                                      --------
                                                                      $ 36,530
------------------------------------------------------------------------------
  Denmark - 0.6%
    ISS International Service System (Commercial
      Services)*                                                100   $  6,217
------------------------------------------------------------------------------
  France - 11.8%
    Aventis S.A. (Pharmaceuticals)                              130   $  9,762
    Axa (Insurance)                                              60      7,845
    Castorama Dubois Investisse (Stores)                         88     19,435
    Pin Printemps Redo (Retailer)                                48      8,459
    Sanofi-Synthelabo S.A. (Medical and Health Products)        212     11,405
    Societe Television Francaise 1 (Entertainment)              470     26,988
    STMicroelectronics N.V. (Electronics)                       275     13,495
    Total Fina S.A., ADR (Oils)                                 202     14,834
                                                                      --------
                                                                      $112,223
------------------------------------------------------------------------------
  Germany - 2.3%
    Henkel KGaA, Preferred (Chemicals)                          177   $ 10,681
    Prosieben Media AG, Preferred (Entertainment)               100     11,440
                                                                      --------
                                                                      $ 22,121
------------------------------------------------------------------------------
  Hong Kong - 1.7%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*       2,500   $ 16,675
------------------------------------------------------------------------------
  Italy - 1.6%
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)              930   $ 15,133
------------------------------------------------------------------------------
  Japan - 8.0%
    Fujitsu Ltd. (Computer Hardware - Systems)                1,000   $ 23,278
    Hitachi Ltd. (Electronics)                                1,000     11,630
    Mitsubishi Electric Corp. (Electronics)                   1,000      8,300
    Sony Corp. (Electronics)                                    100     10,164
    Terumo Corp. (Hospital and Medical Equipment)               300      8,597
    Tokyo Gas Co. Ltd. (Gas)                                  2,000      5,323
    Victor Company of Japan (Electronics)                     1,000      8,578
                                                                      --------
                                                                      $ 75,870
------------------------------------------------------------------------------
  Mexico - 1.4%
    Fomento Economico Mexicano S.A. (Food and Beverage
      Products)                                                 130   $  5,070
    Grupo Television S.A. de C.V., GDR (Entertainment)*         140      8,076
                                                                      --------
                                                                      $ 13,146
------------------------------------------------------------------------------
  Netherlands - 7.3%
    Akzo Nobel N.V. (Chemicals)                                 583   $ 24,618
    ING Groep N.V. (Financial Services)                         216     14,403
    KPN N.V. (Telecommunications)*                              201      4,382
    Royal Dutch Petroleum Co., ADR (Oils)                       433     25,953
                                                                      --------
                                                                      $ 69,356
------------------------------------------------------------------------------
  Norway - 0.3%
    Schibsted ASA (Publishing)                                  160   $  2,814
------------------------------------------------------------------------------
  Spain - 5.1%
    Altadis S.A. (Tobacco)                                    1,417   $ 20,091
    Cortefiel S.A. (Retail)                                     560     11,507
    Repsol S.A. (Oils)                                          370      6,815
    Telefonica S.A. (Telecommunications)*                       504      9,995
                                                                      --------
                                                                      $ 48,408
------------------------------------------------------------------------------
  Sweden - 2.0%
    Saab AB, "B" (Aerospace)                                  1,533   $ 12,203
    Skandia Forsakrings AB (Insurance)                          324      6,440
                                                                      --------
                                                                      $ 18,643
------------------------------------------------------------------------------
  Switzerland - 3.1%
    Nestle S.A. (Food and Beverage Products)                     11   $ 22,951
    Serono S. A. (Biotechnology)*                               220      6,655
                                                                      --------
                                                                      $ 29,606
------------------------------------------------------------------------------
  United Kingdom - 16.3%
    AstraZeneca Group PLC (Medical and Health Products)         214   $ 11,246
    BAE Systems PLC (Aerospace)*                                236      1,274
    Boots Co. PLC (Retail)*                                     970      7,344
    BP Amoco PLC, ADR (Oils)                                    376     19,928
    British Telecommunications PLC (Telecommunications)         623      6,550
    Carlton Communications PLC (Broadcasting)                   704      5,496
    CGU PLC (Insurance)*                                        987     14,011
    Diageo PLC (Food and Beverage Products)                   2,088     18,664
    HSBC Holdings PLC (Banks and Credit Cos.)                 1,250     17,781
    Reckitt Benckiser PLC (Consumer Goods and Services)         560      6,844
    Reuters Group PLC (Business Services)                     1,065     20,189
    Standard Chartered PLC (Banks and Credit Cos.)              445      6,481
    Vodafone Group PLC (Telecommunications)                   5,188     19,371
                                                                      --------
                                                                      $155,179
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $666,204
------------------------------------------------------------------------------
U.S. Stocks - 24.5%
  Aerospace - 2.1%
    Boeing Co.                                                  310   $ 19,530
------------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.                             118   $  1,785
------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Pharmacia Corp.                                             354   $ 21,306
------------------------------------------------------------------------------
  Business Machines - 2.6%
    Hewlett-Packard Co.                                         260   $ 25,220
------------------------------------------------------------------------------
  Business Services - 1.2%
    Computer Sciences Corp.*                                    140   $ 10,395
    United Parcel Service, Inc.                                  20      1,127
                                                                      --------
                                                                      $ 11,522
------------------------------------------------------------------------------
  Conglomerates - 1.4%
    Tyco International Ltd.                                     258   $ 13,384
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Philip Morris Cos., Inc.                                    313   $  9,214
------------------------------------------------------------------------------
  Electrical Equipment - 1.6%
    General Electric Co.                                        270   $ 15,576
------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Goldman Sachs Group, Inc.                                    50   $  5,697
------------------------------------------------------------------------------
  Food and Beverage Products - 2.0%
    Anheuser-Busch Cos., Inc.                                   452   $ 19,125
------------------------------------------------------------------------------
  Insurance - 3.9%
    American International Group, Inc.                          210   $ 20,094
    MetLife, Inc.*                                              200      5,238
    St. Paul Cos., Inc.                                         240     11,835
                                                                      --------
                                                                        37,167
------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                                           200   $  6,650
    Ingersoll Rand Co.                                          100      3,388
                                                                      --------
                                                                      $ 10,038
------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    American Home Products Corp.                                200   $ 11,312
------------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Alcoa, Inc.                                                 200   $  5,063
------------------------------------------------------------------------------
  Oil Services - 1.4%
    Halliburton Co.                                             280   $ 13,702
------------------------------------------------------------------------------
  Utilities - Telephone - 1.5%
    Verizon Communications                                      300   $ 14,531
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $234,172
------------------------------------------------------------------------------
Total Investments (Identified Cost, $804,770)                         $900,376

Other Assets, Less Liabilities - 5.6%                                 $ 52,945
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $953,321
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------
                                                                   INTERNATIONAL        INTERNATIONAL
                                                                       STRATEGIC                VALUE
SEPTEMBER 30, 2000                                                   GROWTH FUND                 FUND
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,143,902 and
    $804,770, respectively)                                           $1,270,558           $  900,376
  Cash                                                                    19,846               54,554
  Foreign currency, at value (identified cost $7,630 and $2,689,
    respectively)                                                          7,507                2,593
  Receivable for investments sold                                         81,565                5,681
  Interest and dividends receivable                                        2,726                1,619
                                                                      ----------           ----------
      Total assets                                                    $1,382,202           $  964,823
                                                                      ----------           ----------

Liabilities:
  Payable for investments purchased                                   $   59,317           $   11,410
  Payable to affiliate for reimbursement fee                                 126                   92
                                                                      ----------           ----------
      Total liabilities                                               $   59,443           $   11,502
                                                                      ----------           ----------
Net assets                                                            $1,322,759           $  953,321
                                                                      ==========           ==========

Net assets consist of:

  Paid-in-capital                                                     $  993,111           $  712,667
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                         126,371               95,479
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                        195,342              136,325
  Accumulated undistributed net investment income                          7,935                8,850
                                                                      ----------           ----------
      Total                                                           $1,322,759           $  953,321
                                                                      ==========           ==========
Shares of beneficial interest outstanding:
  Class A                                                                 34,822               81,565
  Class I                                                                 64,420               12.977
                                                                      ----------           ----------
      Total shares of beneficial interest outstanding                     99,242               81,578
                                                                      ==========           ==========
Net assets:
  Class A                                                             $  463,279           $  953,169
  Class I                                                                859,480                  152
                                                                      ----------           ----------
      Total net assets                                                $1,322,759           $  953,321
                                                                      ==========           ==========

Class A shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $13.30               $11.69
                                                                        ======               ======

  Offering price per share
    (100/95.25 of net asset value per share)                            $13.96               $12.27
                                                                        ======               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $13.34               $11.67
                                                                        ======               ======

See notes to financial statements.

Statements of Operations
-----------------------------------------------------------------------------------------------------
                                                                   INTERNATIONAL        INTERNATIONAL
                                                                       STRATEGIC                VALUE
YEAR ENDED SEPTEMBER 30, 2000                                        GROWTH FUND                 FUND
-----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                         $   38,324           $   29,926
    Interest                                                               4,451                4,922
    Foreign taxes withheld                                                (3,640)              (2,369)
                                                                      ----------           ----------
      Total investment income                                         $   39,135           $   32,479
                                                                      ----------           ----------

  Expenses -
    Management fee                                                    $   16,902           $    9,987
    Shareholder servicing agent fee                                        1,733                1,024
    Distribution and service fee (Class A)                                 1,908                4,900
    Administrative fee                                                       249                  141
    Custodian fee                                                         14,636               10,769
    Printing                                                               8,760                1,618
    Postage                                                                  121                 --
    Auditing fees                                                         20,149               20,024
    Legal fees                                                               185                  734
    Miscellaneous                                                          3,760                2,590
                                                                      ----------           ----------
      Total expenses                                                  $   68,403           $   51,787
    Fees paid indirectly                                                    --                   (310)
    Reduction of expenses by investment adviser and distributor          (38,067)             (33,551)
                                                                      ----------           ----------
      Net expenses                                                    $   30,336           $   17,926
                                                                      ----------           ----------
        Net investment income                                         $    8,799           $   14,553
                                                                      ----------           ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $  203,137           $  142,660
    Foreign currency transactions                                           (665)              (1,001)
                                                                      ----------           ----------

      Net realized gain on investments and foreign currency
        transactions                                                  $  202,472           $  141,659
                                                                      ----------           ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                       $   93,951           $   (6,267)
    Translation of assets and liabilities in foreign currencies             (305)                 (29)
                                                                      ----------           ----------

      Net unrealized gain (loss) on investments and foreign
        currency translation                                          $   93,646           $   (6,296)
                                                                      ----------           ----------

        Net realized and unrealized gain on investments and
          foreign currency                                            $  296,118           $  135,363
                                                                      ----------           ----------
          Increase in net assets from operations                      $  304,917           $  149,916
                                                                      ==========           ==========

See notes to financial statements.

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                YEAR ENDED
INTERNATIONAL STRATEGIC GROWTH FUND                           SEPTEMBER 30, 2000        SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $    8,799                $    2,131
  Net realized gain on investments and foreign currency
    transactions                                                         202,472                   270,480
  Net unrealized gain on investments and foreign currency
    translation                                                           93,646                    84,982
                                                                      ----------                ----------
      Increase in net assets from operations                          $  304,917                $  357,593
                                                                      ----------                ----------

Distributions declared to shareholders -
  From net investment income (Class A)                                $     (180)               $     (335)
  From net investment income (Class I)                                      (841)                   (3,397)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                               (48,541)                   (2,982)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                              (227,152)                  (30,212)
                                                                      ----------                ----------
      Total distributions declared to shareholders                    $ (276,714)               $  (36,926)
                                                                      ----------                ----------
Net increase (decrease) in net assets from fund share transactions    $   25,986                $  (17,817)
                                                                      ----------                ----------
      Total increase in net assets                                    $   54,189                $  302,850
Net assets:
  At beginning of year                                                 1,268,570                   965,720
                                                                      ----------                ----------

  At end of year (including accumulated undistributed net
    investment income of $7,935 and $822, respectively)               $1,322,759                $1,268,570
                                                                      ==========                ==========

See notes to financial statements.

Statements of Changes in Net Assets - continued
-----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                    YEAR ENDED
INTERNATIONAL VALUE FUND                                   SEPTEMBER 30, 2000            SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $   14,553                 $       95
  Net realized gain on investments and foreign currency
    transactions                                                         141,659                    234,923
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  (6,296)                    75,336
                                                                      ----------                 ----------
      Increase in net assets from operations                          $  149,916                 $  310,354
                                                                      ----------                 ----------

Distributions declared to shareholders -
  From net investment income (Class A)                                $   (4,280)                $   (9,628)
  From net investment income (Class I)                                      (286)                    (1,179)
  In excess of net investment income (Class A)                              --                         (618)
  In excess of net investment income (Class I)                              --                          (76)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                              (212,682)                   (20,108)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               (14,192)                    (2,464)
                                                                      ----------                 ----------
      Total distributions declared to shareholders                    $ (231,440)                $  (34,073)
                                                                      ----------                 ----------
Net decrease in net assets from fund share transactions               $  (99,034)                $ (256,745)
                                                                      ----------                 ----------
      Total increase (decrease) in net assets                         $ (180,558)                $   19,536
Net assets:
  At beginning of year                                                 1,133,879                  1,114,343
                                                                      ----------                 ----------

  At end of year (including accumulated undistributed net
    investment income and accumulated net investment loss of
    $8,850 and $666, respectively)                                    $  953,321                 $1,133,879
                                                                      ==========                 ==========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL STRATEGIC GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED               YEAR ENDED             PERIOD ENDED
                                                  SEPTEMBER 30, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.44                   $ 9.68                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.08                   $ 0.05                   $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            2.35                     4.08                    (0.36)
                                                              ------                   ------                   ------
      Total from investment operations                        $ 2.43                   $ 4.13                   $(0.32)
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.01)                  $(0.04)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (2.56)                   (0.33)                    --
                                                              ------                   ------                   ------
      Total distributions declared to shareholders            $(2.57)                  $(0.37)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $13.30                   $13.44                   $ 9.68
                                                              ======                   ======                   ======
Total return                                                   18.63%                   43.79%                   (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.75%                    1.78%                    1.77%+
  Net investment income                                         0.55%                    0.44%                    0.34%+
Portfolio turnover                                               137%                     175%                     103%
Net assets at end of period (000 Omitted)                       $463                     $253                      $90

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                      $(0.28)                  $(0.39)                  $(0.20)
     Ratios (to average net assets):
       Expenses##                                               4.34%                    5.23%                    3.88%+
       Net investment loss                                     (2.04)%                  (3.01)%                  (1.79)%+

 * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL STRATEGIC GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED               YEAR ENDED             PERIOD ENDED
                                                  SEPTEMBER 30, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.48                   $ 9.70                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.07                   $ 0.02                   $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            2.36                     4.13                    (0.35)
                                                              ------                   ------                   ------
      Total from investment operations                        $ 2.43                   $ 4.15                   $(0.30)
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.01)                  $(0.04)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (2.56)                   (0.33)                    --
                                                              ------                   ------                   ------
      Total distributions declared to shareholders            $(2.57)                  $(0.37)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $13.34                   $13.48                   $ 9.70
                                                              ======                   ======                   ======
Total return                                                   18.59%                   43.91%                   (3.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.75%                    1.78%                    1.77%+
  Net investment income                                         0.50%                    0.16%                    0.48%+
Portfolio turnover                                               137%                     175%                     103%
Net assets at end of period (000 Omitted)                       $859                   $1,015                     $876

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                      $(0.22)                  $(0.36)                  $(0.13)
     Ratios (to average net assets):
       Expenses##                                               3.84%                    4.73%                    3.38%+
       Net investment loss                                     (1.59)%                  (2.79)%                  (1.15)%+

 * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL VALUE FUND
----------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED               YEAR ENDED             PERIOD ENDED
                                                  SEPTEMBER 30, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.24                   $10.46                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.18                   $  -- +++                $ 0.10
  Net realized and unrealized gain on investments and
    foreign currency                                            1.57                     3.10                     0.36
                                                              ------                   ------                   ------
      Total from investment operations                        $ 1.75                   $ 3.10                   $ 0.46
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.07)                  $(0.10)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (3.23)                   (0.21)                    --
  In excess of net investment income                            --                      (0.01)                    --
                                                              ------                   ------                   ------
      Total distributions declared to shareholders            $(3.30)                  $(0.32)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $11.69                   $13.24                   $10.46
                                                              ======                   ======                   ======
Total return                                                   14.22%                   30.01%                    4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.79%                    1.77%                    1.77%+
  Net investment income                                         1.51%                      --%                    0.98%+
Portfolio turnover                                                77%                     107%                      71%
Net assets at end of period (000 Omitted)                       $953                     $929                   $1,002

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                      $(0.23)                  $(0.28)                  $(0.13)
     Ratios (to average net assets):
       Expenses##                                               5.09%                    4.07%                    3.92%+
       Net investment loss                                     (1.79)%                  (2.30)%                  (1.19)%+

  *For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED               YEAR ENDED             PERIOD ENDED
                                                  SEPTEMBER 30, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.25                   $10.47                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.02)                  $ 0.01                   $ 0.11
  Net realized and unrealized gain on investments and
    foreign currency                                            1.74                     3.09                     0.36
                                                              ------                   ------                   ------
      Total from investment operations                        $ 1.72                   $ 3.10                   $ 0.47
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.07)                  $(0.10)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (3.23)                   (0.21)                    --
  In excess of net investment income                            --                      (0.01)                    --
                                                              ------                   ------                   ------
      Total distributions declared to shareholders            $(3.30)                  $(0.32)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $11.67                   $13.25                   $10.47
                                                              ======                   ======                   ======
Total return                                                   13.80%                   30.11%                    4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.74%                    1.77%                    1.77%+
  Net investment income (loss)                                 (0.15)%                   0.08%                    1.00%+
Portfolio turnover                                                77%                     107%                      71%
Net assets at end of period (000 Omitted)                     $ --                       $205                     $112
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                      $(0.38)                  $(0.21)                  $(0.07)
     Ratios (to average net assets):
       Expenses##                                               4.54%                    3.58%                    3.42%+
       Net investment loss                                     (2.95)%                  (1.73)%                  (0.67)%+

 * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Strategic Growth Fund and MFS International Value Fund (the funds) are each a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 2000, the following amounts were reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions, primarily due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset values per share.

                                                                     INTERNATIONAL          INTERNATIONAL
                                                                         STRATEGIC                  VALUE
                                                                       GROWTH FUND                   FUND
---------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments
  and foreign currency transactions                                          $ 665                  $ 471
Accumulated undistributed net investment income                              $(665)                 $(471)

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

         First $500 million of average net assets           0.975%
         Average net assets in excess of $500 million       0.925%

The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2000, the aggregate unreimbursed expenses owed to MFS by the funds amounted to:

                INTERNATIONAL          INTERNATIONAL
                  STRATEGIC                VALUE
                 GROWTH FUND                FUND
------------------------------------------------------------------------------
                  $46,829                 $36,144

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each fund.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds incur an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each fund for the year ended September 30, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the year ended September 30, 2000, on Class A shares of each fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                                                                          INTERNATIONAL              INTERNATIONAL
                                                                                       STRATEGIC GROWTH                      VALUE
                                                                                                   FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)                                                 $2,256,745                 $  718,987
                                                                                             ----------                 ----------
Sales
-----
Investments (non-U.S. government securities)                                                 $2,490,070                 $1,043,144
                                                                                             ----------                 ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                                                          INTERNATIONAL              INTERNATIONAL
                                                                                       STRATEGIC GROWTH                      VALUE
                                                                                                   FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                               $1,162,271                 $  806,629
                                                                                             ----------                 ----------
Gross unrealized appreciation                                                                   161,460                    137,535
Gross unrealized depreciation                                                                   (53,173)                   (43,788)
                                                                                             ----------                 ----------
    Net unrealized appreciation                                                              $  108,287                 $   93,747
                                                                                             ==========                 ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                      INTERNATIONAL STRATEGIC GROWTH FUND
                                  -------------------------------------------
                                          YEAR ENDED           YEAR ENDED
                                    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                  ---------------------   -------------------
                                    SHARES       AMOUNT    SHARES      AMOUNT
                                  -------------------------------------------
Shares sold                         13,342   $  177,394     9,673   $ 117,480
Shares issued to shareholders in
  reinvestment of distributions      3,756       48,708       320       3,315
Shares reacquired                   (1,116)     (15,180)     (435)     (4,607)
                                  --------   ----------   -------   ---------
    Net increase                    15,982   $  210,922     9,558   $ 116,188
                                  ========   ==========   =======   =========

Class I shares

                                      INTERNATIONAL STRATEGIC GROWTH FUND
                                  -------------------------------------------
                                          YEAR ENDED           YEAR ENDED
                                    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                  ---------------------   -------------------
                                    SHARES       AMOUNT    SHARES      AMOUNT
                                  -------------------------------------------
Shares sold                        155,951   $2,221,875    26,952   $ 332,055
Shares issued to shareholders in
  reinvestment of distributions     17,537      227,980     3,241      33,607
Shares reacquired                 (184,411)  (2,634,791)  (45,157)   (499,667)
                                  --------   ----------   -------   ---------
    Net decrease                   (10,923)  $ (184,936)  (14,964)  $(134,005)
                                  ========   ==========   =======   =========

Class A shares
                                            INTERNATIONAL VALUE FUND
                                  -------------------------------------------
                                          YEAR ENDED           YEAR ENDED
                                    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                  ---------------------   -------------------
                                    SHARES       AMOUNT    SHARES      AMOUNT
                                  -------------------------------------------
Shares sold                           --     $    --          279   $   3,219
Shares issued to shareholders in
  reinvestment of distributions     19,336      216,946     2,693      30,353
Shares reacquired                   (7,906)    (101,072)  (28,592)   (349,000)
                                  --------   ----------   -------   ---------
Net increase (decrease)             11,430   $  115,874   (25,620)  $(315,428)
                                  ========   ==========   =======   =========

Class I shares
                                            INTERNATIONAL VALUE FUND
                                  -------------------------------------------
                                          YEAR ENDED           YEAR ENDED
                                    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                  ---------------------   -------------------
                                    SHARES       AMOUNT    SHARES      AMOUNT
                                  -------------------------------------------
Shares sold                          3,786   $   50,886     6,036   $  75,977
Shares issued to shareholders in
  reinvestment of distributions      1,287       14,461       330       3,718
Shares reacquired                  (20,548)    (280,255)   (1,623)    (21,012)
                                  --------   ----------   -------   ---------
    Net increase (decrease)        (15,475)  $ (214,908)    4,743   $  58,683
                                  ========   ==========   =======   =========

(6) Line of Credit
Each fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Interest expense incurred on the borrowings amounted to $957 and $210 for the International Strategic Growth Fund and the International Value Fund, respectively, for the year ended September 30, 2000. The average dollar amount of borrowings were $12,921 and $3,468 and the weighted average interest rate on these borrowings was 7.27% and 5.9% for the International Strategic Growth Fund and the International Value Fund, respectively. A commitment fee of $12 and $11, was allocated to the International Strategic Growth Fund and the International Value Fund, respectively. The commitment fee, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V and Shareholders of MFS International Strategic Growth Fund and MFS International Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Strategic Growth Fund and MFS International Value Fund (the Funds), including the schedules of portfolio investments, as of September 30, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from October 9, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS International Strategic Growth Fund and MFS International Value Fund at September 30, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 9, 1997 (commencement of operations) to September 30, 1998, in conformity with accounting principles generally accepted in the United States.

                                            ERNST & YOUNG LLP
Boston, Massachusetts
November 9, 2000

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2000.

The funds below have designated the following as a capital gain dividend for the year ended September 30, 2000:

                                                                                                       LONG-TERM
                                                                                                   CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------
International Strategic Growth Fund                                                                      $29,976
International Value Fund                                                                                 $47,061

For the year ended September 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporation is:
                                                                                                       DIVIDENDS
                                                                                                        RECEIVED
                                                                                                       DEDUCTION
----------------------------------------------------------------------------------------------------------------
International Strategic Growth Fund                                                                        0.00%
International Value Fund                                                                                   1.56%

For the year ended September 30, 2000, income from foreign sources and the foreign tax credit were as follows:

                                                                                 FOREIGN                 FOREIGN
                                                                                  INCOME              TAX CREDIT
----------------------------------------------------------------------------------------------------------------
International Strategic Growth Fund                                              $37,528                  $3,617
International Value Fund                                                         $26,134                  $2,392


                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL  VALUE FUND

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INVESTMENT MANAGEMENT
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Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-2-V 11/00 1M